MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT 6
Payment Date:     29-Jun-98
Reporting Month:  May

            Class
          Interest       Beginning       Interest      Interest      Principal        Total        Applied       Ending
  Class     Rate          Balance         Accrual       Payment       Payment     Distribution     Losses        Balance

Class A1  6.148440%  $152,822,904.01   $783,018.71   $783,018.71  $12,654,836.43 $13,437,855.14     $0.00 $140,168,067.58
Class A2  13.164860%  $75,912,000.00   $832,808.82   $832,808.82           $0.00    $832,808.82     $0.00  $75,912,000.00
Class A3  6.200000%   $15,591,824.72    $80,557.76    $80,557.76   $1,158,570.58  $1,239,128.34     $0.00  $14,433,254.14
Class A4  6.600000%    $6,000,000.00    $33,000.00    $33,000.00           $0.00     $33,000.00     $0.00   $6,000,000.00

                     $250,326,728.73  $1,729,385.29 $1,729,385.29 $13,813,407.01 $15,542,792.30     $0.00 $236,513,321.72




  Class        CUSIP        Priority      Principal Type        Interest Type
Class A1      589962AP4     Senior          Sequential           Floater
Class A2      589962AQ2     Senior          Sequential           Floater
Class A3      589962AR0     Senior          Sequential           Fixed
Class A4      589962AS8     Senior          Sequential           Fixed

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT 6

Payment Date:     29-Jun-98
Reporting Month:  May

                                                                Interest    Interest  Principal
               Original    Original    Integral      Record      Accrual     Payment   Payment          Ending         Remaining
  Class         Balance    Pct Pool  Denomination     Date      Factor       Factor    Factor           Balance    Principal Factor
Class A1  $473,800,000.00    79.58%   $1,000.00    31-May-98  1.65263552   1.65263552 26.70923687  $140,168,067.58     0.29583805
Class A2   $75,912,000.00    12.75%   $1,000.00    31-May-98 10.97071372  10.97071372  0.00000000   $75,912,000.00     1.00000000
Class A3   $26,200,000.00     4.40%   $1,000.00    31-May-98  3.07472366   3.07472366 44.22025115   $14,433,254.14     0.55088756
Class A4    $6,000,000.00     1.01%   $1,000.00    31-May-98  5.50000000   5.50000000  0.00000000    $6,000,000.00     1.00000000
          $581,912,000.00                                                                          $236,513,321.72



MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 6
Payment Date:   29-Jun-98
Report Date:    May

Collateral Proceeds Account


Beginning Balance                              $0.00

Deposits                                                 Withdrawals
Interest Net of Servicing Fee          $1,823,651.76     Interest Payments          $1,729,385.29
Principal                             $14,738,047.91     Principal Payments        $13,813,407.01
Deposits From Reserve Fund                     $0.00     Surplus                    $1,009,052.65
Other Deposits                                 $0.00     MBIA Fee                       $9,854.72


Total Deposit                         $16,561,699.67     Total Withdrawals         $16,561,699.67

Ending Balance                                 $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes Advances on Delinquencies





MERIT SECURITIES CORPORATION

  Credit Enhancement Summary
  MERIT 6

  Payment Date:         29-Jun-98
  Reporting Month       May

  Reserve Funds and Subordination



                             Initial Coverage   Beginning Coverage    Adjustments Losses      Insured Balance  Ending Coverage

Type
Pool Over Collateralization 2.26%$13,474,965.80 4.65%$12,218,513.16 ($924,940.90) $97,389.08  $247,709,804.91  4.52% $11,196,483.18



  Class                      Total Distribution
  Surplus                      $1,009,052.65

  Delinquency Statistics
                                       Current              % of
                      # of Loans      Balance          Current Balance
  30+ Days                32          $6,102,461             2.46%
  60+ Days                 4            $542,160             0.22%
  90+ Days                16          $2,748,701             1.11%
  Foreclosure             10          $2,495,102             1.01%
  REO                      4            $416,475             0.17%

  Totals                  66         $12,304,899             4.97%

  Advances on Delinquencies                                       $90,583.61
  Non-Recoverable Advances on Delinquencies                            $0.00

1 Release of funds in excess of Target Overcollateralization Amount.
See Indenture, Prospectus and their respective Supplements for complete details.